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                                                                   EXHIBIT 10.29

                              DIRECTOR'S/EMPLOYEE
                        INCENTIVE STOCK OPTION AGREEMENT
                                     (PLAN)


       THIS AGREEMENT is made as of the 26th day of March, 1996,

BETWEEN:

             SUMMO MINERALS CORPORATION, a company duly incorporated under the laws of the Province of British Columbia, having its registered office at 860-625 Howe Street, Vancouver, B.C., V6C 2T6

             (hereinafter called the "COMPANY")

                                                               OF THE FIRST PART

AND:

             GREGORY A. HAHN, of Suite 1100, 1776 Lincoln Street, Denver, Colorado, U.S.A. 80203

             (hereinafter called the "OPTIONEE")

                                                             OF THE SECOND PART.


       WHEREAS:

A. the Optionee is a director and employee of the Company and requires as a condition of holding such position that the parties enter into this Incentive Stock Option Agreement on the terms and conditions hereinafter set forth;

B. this incentive stock option is granted by the Company in reliance on the exemptions from registration and prospectus requirements contained in Sections 31(2)(l0) and 55(2)(9) of the SECURITIES ACT (British Columbia) and Sections 35(1)(19) and 72(1)(n) of the SECURITIES ACT (Ontario);

C. the Company has been classified as a "Resource" company by the Vancouver Stock Exchange and as a "Non-Exempt" resource company by the Toronto Stock Exchange;

D. the directors of the Company passed a resolution at their board meeting held January 15, 1996 implementing an Incentive Stock Option Plan (the "PLAN"), subject to shareholder ratification, a copy of which is attached hereto as "Schedule "A";

E. the option herein granted is subject to the terms and conditions of the Plan;

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                                        2


       NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and of the covenants and agreements herein contained the parties hereto covenant and agree as follows:

1. From the date hereof, and for so long as the Optionee shall be an employee of the Company, the Optionee shall have and be entitled to and the Company hereby grants to the Optionee, on the terms and conditions hereinafter set out, an option to purchase all or any portion of an aggregate of ONE HUNDRED AND TWENTY THOUSAND (120,000) fully paid and non-assessable common shares of the Company from the treasury on or before MARCH 25, 2001 at the price of ONE DOLLAR AND TEN CENTS ($1.10) per share.

2. The right to exercise the option herein granted is based upon the progress of permitting, financing and completion of construction of the Company's principal mining property situated near Moab, Utah, and known as the Lisbon Valley Project (the "PROJECT"), since the Optionee is part of senior management of the Company and in such position is materially responsible for bringing the Project into commercial production as a mine.

3. The Optionee shall have the right to purchase 30,000 shares of the Company subject to this agreement (the "FIRST TRANCHE") only if, on or before December 31, 1996, all material permits have been issued by the applicable federal, state, county and other regulatory bodies to allow the commencement of construction for the Project.

4. Whether or not the Optionee becomes entitled to purchase the First Tranche, the Optionee shall have the right to purchase an additional 40,000 shares of the Company subject to this agreement (the "SECOND TRANCHE") only if, on or before June 30, 1997, agreements have been entered into between the Company and third parties which, on completion, will provide financing for the completion of construction for the Project.

5. Whether or not the Optionee becomes entitled to purchase the First Tranche and/or the Second Tranche, the Optionee shall have the right to purchase an additional 50,000 shares of the Company subject to this agreement (the "THIRD TRANCHE") only if, on or before the first anniversary of the production of cathode copper at the Project, the Company has substantially satisfied all of the conditions established for the commercial completion of the Project by the senior lending institutions providing the financing.

6. The determination as to whether the conditions have been met for the purchase by the Optionee of each of the First Tranche, the Second Tranche and the Third Tranche shall be made by the directors of the Company, and prompt notice of such determination shall be given to the Optionee.

7. Notwithstanding that none or only some of the conditions set out in paragraphs 3, 4 and 5 hereof have been met, the Optionee shall become immediately entitled to purchase any unexercised part of the 120,000 shares subject to this agreement in the event that the Company undergoes a "Change of Control" (as that term is hereinafter defined). For the purposes of this Agreement, a "CHANGE OF CONTROL" shall be deemed to have occurred at any time following the effective date of this agreement when:

       (a) a person becomes a new control person (as that term is defined in the SECURITIES ACT of British Columbia) of the Company; or

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       (b)   a majority of the directors elected at any annual or special general meeting of shareholders of the Company are not individuals nominated by the Company's then-incumbent board of directors.

8. The right to take up shares pursuant to the option herein granted is exercisable by notice in writing to the Company accompanied by a certified cheque in favour of the Company for the full amount of the purchase price of the shares being then purchased. When such payment is received, the Company covenants and agrees to issue and deliver to the Optionee share certificates in the name of the Optionee for the number of shares so purchased.

9. This is an option agreement only and does not impose upon the Optionee any obligation to take up and pay for any of the shares under option.

10. Subject to paragraph 11 hereof, the option herein granted shall cease and become null and void following the tenth day after which the Optionee ceases to act as a director of the Company.

11. The Optionee hereby acknowledges that in the event the Optionee is an insider of the Company, the option herein granted may not be exercised in full or in part until this agreement has been approved by the members at a general meeting of the Company.

12. The Company hereby covenants that it will seek the approval of the members to the incentive stock option herein granted, together with any amendments thereto, at the next general meeting of the Company prior to exercise thereof by the Optionee, in accordance with the requirements of The Toronto Stock Exchange, and the Optionee warrants that he will not exercise all or any portion of the subject option until such approval is obtained.

13. The Company hereby covenants and agrees to and with the Optionee that it will reserve in its treasury sufficient shares to permit the issuance and allotment of shares to the Optionee upon full exercise of the option herein granted.

14 If at any time during the continuance of this agreement, the parties hereto deem it necessary or expedient to make any alteration or addition to this agreement, they may do so by means of a written agreement between them which will be supplemental hereto and form part hereof and which may be subject to the approval of the securities regulatory bodies having jurisdiction.

15. This agreement may be executed in several parts in the same form and such parts as so executed will together constitute one original agreement, and such parts, if more than one, will be read together as if all the signing parties hereto had executed one copy of this agreement.

16. This agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, and successors.

17. Wherever the plural or masculine are used throughout this agreement, the same shall be construed as meaning singular or feminine or neuter or the body politic where the context of the parties thereto require.

18. The Optionee hereby acknowledges and confirms that he has obtained independent legal advice with respect to this agreement and understands and is aware that the securities of the

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Company have not been registered under the Securities Act of 1933, as amended. The Optionee covenants with and to the Company that he will exercise the option herein granted, and dispose of the shares thereby acquired, only in accordance with all applicable laws.

19. In this agreement, all references to money are references to Canadian dollars.

       IN WITNESS WHEREOF the parties have hereunto caused these presents to be executed as of the day and year first above written.

The COMMON SEAL of            )
SUMMO MINERALS CORPORATION    )
in the presence of:           )

/s/ [Illegible]               )
------------------------      )     c/s,
Authorized signatory          )
             Corporate Sec'y


SIGNED, SEALED AND DELIVERED  )
by GREGORY A. HAHN            )
in the presence of:           )

/s/ Michelle Hebert           )         /s/ Gregory A. Hahn
------------------------                ---------------------------------
Witness                                 GREGORY A. HAHN


This is page 3 to that certain Incentive Stock Option Agreement between SUMMO MINERALS CORPORATION and GREGORY A. HAHN dated as of the 26th day of March, 1996.

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                                  Schedule "A"

--------------------------------------------------------------------------------

                           SUMMO MINERALS CORPORATION
                      EMPLOYEE INCENTIVE STOCK OPTION PLAN

1.     PURPOSE

       The purpose of the Employee Incentive Stock Option Plan (the "Plan") is to promote the profitability and growth of SUMMO MINERALS CORPORATION ("Summo") by facilitating the efforts of Summo and its subsidiaries to obtain and retain key individuals. The Plan provides an incentive for and encourages ownership of Summo's shares by its key individual so that they may increase their stake in Summo and benefit from increases in the value of Summo's shares.

2.     ADMINISTRATION

       The Plan will be administered by a committee (the "Committee") of Summo's Board of Directors (the "Board"), which will consist of two or more members. All members of the Committee shall be non-employee directors who a "Disinterested Persons" with regard to Plan administration, within the meaning of Rule 16b-3 as promulgated and amended from time to time by the United States Securities and Exchange Commission.

       The Committee will be authorized, subject to the provisions of the Plan, to adopt such rules and regulations which it deems consistent with the Plan's provisions and, in its sole discretion, to designate options ("Options") to purchase shares of Summo pursuant to the Plan. The Committee may authorize one or more individuals of Summo to execute, deliver and receive documents on behalf of the Committee.

3.     ELIGIBILITY

       All directors and officers and employees of Summo and its subsidiaries will be eligible to receive Options. The term "subsidiaries" for the purpose of the Plan will include Summo U.S.A. Corporation, which definition may be varied by the Committee to conform with the changing interests of Summo.

       Nothing in the Plan or in any option shall confer any right on any individual to continue in the employ of or association with Summo or its subsidiaries or will interfere in any way with the right of Summo or subsidiaries to terminate at any time the employment of a person who is an optionee ("Optionee") under an Option.

4.     SHARES SUBJECT TO OPTION

       The shares to be optioned under the Plan will be authorized but unissued Common Shares without par value ("Shares") of Summo.

       At no time will more than 2,000,000 Shares be under option either pursuant to the Plan or pursuant to other incentive stock options issued by Summo. The number of Shares under option at any specific time to any one Optionee shall not exceed 5% of the issued and outstanding common share capital of Summo, subject to adjustment under Section 12 below.

       Shares subject to and not delivered under an Option which expires or terminates shall again be available for option under the Plan. The maximum number of Shares which may be issued pursuant to

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                                        2

the Plan shall not however exceed 2,000,000 Shares.



5.     GRANTING OF OPTIONS

       The Committee may from time to time at its discretion, subject to the provisions of the Plan, determine those eligible individuals to whom Options will be granted, the number of Shares subject to such Options, the dates on which such Options are to be granted and the expiration of such Options.

       The Committee may, at its discretion, with respect to any Option, impose additional terms and conditions which are more restrictive on the optionee than those provided for in the Plan.

       Each Option will be evidenced by a written agreement between, and executed by, Summo and the individual containing such terms and conditions established by the Committee with respect to such Option and will be consistent with the provisions of the Plan.

       Options shall be granted to directors only according to the following formula:

       (i) Each director who was a member of the Board of Directors prior to January 1, 1996, shall upon adoption of this Plan be issued Options for that number of Shares necessary to bring the aggregate number of Shares underlying incentive options issued to such director to 150,000 Shares. The exercise price of such Options shall be determined as provided in Section 6 hereof.

       (ii) Each director who becomes a member of the Board of Directors after January 1, 1996, shall be granted Options for 50,000 Shares upon his or her election or appointment to the Board. The exercise price shall be determined as provided in Section 6 hereof.

       (iii) Upon the expiration date of any Options issued to a director (regardless of whether such Options were exercised on or prior to the expiration date), such director shall be issued Options for an additional 50,000 Shares. The exercise price shall be determined as provided in Section 6 hereof. The provisions of this paragraph (iii) shall also apply upon the expiration date of any other incentive stock options issued to a director if at the time of such expiration date, the director holds incentive options, including Options, for fewer than an aggregate of 50,000 Shares underlying such options, in which case the director shall be issued that number of Options necessary to bring the aggregate number of Shares underlying incentive options issued to such director at such time to 50,000 Shares. The calculation of incentive options held by any director shall not include any warrants to purchase Summo shares held by a director provided such warrants were issued by Summo in connection with securities offered by Summo.

       (iv) The foregoing formulas shall not be amended more than once every six months other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder.

       (v) Additional options may be granted to directors at the discretion of the Committee,

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                                        3

              provided that no director may receive additional options while serving on the Committee if the receipt of such options would cause him to cease to be a Disinterested Person.

6.     OPTION PRICE

       The price per Share at which Shares may be purchased upon the exercise of an Option (the "Option Price") will not be lower that the "market price" of the Shares on The Toronto Stock Exchange (the "TSE") at the time of grant. In the context of the Plan, "market price" means the closing price of Summo's shares on the TSE at the close of trading which immediately preceded the time that the option was granted. If the shares of Summo do not trade on such day, the "market price" shall be the average of the bid and ask prices on the previous trading day.

7.     TERM OF OPTION

       The maximum term of any Option will be 10 years.

       The Option Price will be paid in full at the time of exercise of the Option and no Shares will be delivered until full payment is made.

       An Optionee will not be deemed the holder of the Shares subject to his Option until the Shares are delivered to him.

8.     TRANSFERABILITY OF OPTIONS

       An Option may not be assigned. During the lifetime of an Optionee, the Option may be exercised only by the Optionee.

9.     TERMINATION OF EMPLOYMENT

       Upon termination of employment for any reason except death or retirement or failure of reelection as a director or failure to be re-appointed an officer of Summo, an Optionee may, at any time within 30 days after the date of termination but not later than the date of expiration of the Option, exercise the Option to the extent the Optionee was entitled to do so on the date of termination. Any option or portions of Options of terminated individuals not so exercised will terminate and again be available for future Options under the Plan. A change of employment will not be considered a termination so long as the Optionee continues to be employed by Summo or its subsidiaries.

10.    DEATH

       Notwithstanding any other provision of this Plan other than the maximum of 10 years provided for in Section 7, if any Optionee shall die holding an Option which has not been fully exercised, his personal representative, heirs or legatees may, at any time within 60 days of grant of probate of the will or letters of administration of the estate of the decedent or within one year after the date of such death, whichever is the lesser time, exercise the Option with respect to the unexercised balance of the Shares subject to the Option.

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11.     RETIREMENT

        Notwithstanding any other provision of this Plan, if any Optionee shall retire or terminate his employment with the consent of the Board under circumstances equating retirement, while holding an Option which has not been fully exercised, such Optionee may exercise the Option at any time during the unexpired term of the Option.

12.     CHANGE IN SHARES

        In the event the authorized common share capital of Summo as presently constituted is consolidated into a lesser number of Shares or subdivided into a greater number of Shares, the number of Shares for which Options are outstanding will be decreased or increased proportionately as the case may be and the Option Price will be adjusted accordingly and the Optionee will have the benefit of any stock dividend declared during the period within which the said Optionee held his Option. Should Summo amalgamate or merge with any other company or companies (the right to do so being expressly reserved) whether by way of arrangement, sale of assets and undertakings or otherwise, then and in each such case the number of shares of the resulting corporation to which an Option relates will be determined as if the Option has been fully exercised prior to the effective date of the amalgamation or merger and the Option Price will be correspondingly increased or decreased, as applicable.

13.     CANCELLATION AND RE-GRANTING OF OPTIONS

        The Committee may, with the consent of the Optionee, cancel any existing Option, and re-grant the Option at an Option Price determined in the same manner as provided in Section 6 hereof, subject to the prior approval of the TSE.

14.     AMENDMENT OR DISCONTINUANCE

        The Board may alter, suspend or discontinue the Plan, but may not, without the approval of the shareholders of Summo and the TSE, may any alteration which would (a) increase the aggregate number of Shares subject to Option under the Plan except as provided in Section 12 or (b) decrease the Option Price except as provided in Section 12. Notwithstanding the foregoing, the terms of an existing Option may not be altered, suspended or discontinued without the consent in writing of the Optionee.

15.     INTERPRETATION

        The Plan will be construed according to the laws of the Province of British Columbia.

16.     LIABILITY

        No member of the Committee or any director, officer or employee of Summo will be personally liable for any act taken or omitted in good faith in connection with the Plan.